UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 16, 2020

South Dakota Soybean Processors, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-50253	46-0462968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Caspian Ave. PO Box 500 Volga, South Dakota		57071
(Address of principal executive offices)		(Zip Code)

(605) 627-9240
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders.
On June 16, 2020, South Dakota Soybean Processors, LLC ("the Company") held its 2020 Annual Meeting of Members in Volga, South Dakota. The sole purpose of the meeting was to elect five persons to serve on the Company's board of managers, one from each of the five geographical districts.
In the first proposal, the following persons were elected to the Company's board of managers:
District 1:    Jonathan Kleinjan
District 2:    Spencer Enninga
District 3:    Wayne Enger
District 4:    Mark Brown
District 5:    Ronald Anderson
Messrs. Kleinjan, Enninga, Enger and Anderson, each of whom ran unopposed in their respective district, were elected by the following tally:

District	Name	Votes For	Abstain
1	Jonathan Kleinjan	109	7
2	Spencer Enninga	103	1
3	Wayne Enger	96	2
5	Ronald Anderson	134	2
In District 4, Mark Brown was elected by the following tally:

Mark Brown	75
Ronald Welter	20
Abstain	3
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

Dated: June 17, 2020	/s/ Mark Hyde
Mark Hyde, Chief Financial Officer